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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-72676) of Textron Financial Corporation and in the related Prospectus of our report dated January 23, 2003, with respect to the consolidated financial statements of Textron Financial Corporation included in this Annual Report (Form 10-K) for the year ended December 28, 2002.

                                                 /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 24, 2003